Rule 497(d)

                                  FT 292

                       Energy Growth Trust, Series 5
                      Internet Growth Trust, Series 6

            Supplement to the Prospectus dated January 15, 1999

     Notwithstanding anything to the contrary in the Prospectus, all shares of WorldCom, Inc. (Ticker: WCOME) and WorldCom, Inc.-MCI Group (Ticker: MCITE) have been removed from the Internet Growth Trust, Series 6 and all shares of Petroleum Geo-Services ASA (Ticker: PGOGY) have been removed from the Energy Growth Trust, Series 5 for certain of the reasons enumerated in the section entitled "Removing Securities from a Trust" in the Prospectus.

March 3, 2003